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                                                                    EXHIBIT 10.1

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
    AWARD/CONTRACT           1. THIS CONTRACT IS A RATED ORDER UNDER           RATING               PAGE OF PAGES
                             DPAS (15 CFR 350)                                 D0-A7                1
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2. CONTRACT (Proc. Inst. Ident.) No.      3. EFFECTIVE DATE         4. REQUISITION/PURCHASE REQUEST/PRODUCT NO.
BI0039-00-D-2101                             See Block 20C          N00039-99-PR-EKA44
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5. ISSUED BY                    CODE    N00039          6. ADMINISTERED BY (if other than Item 8)            CODE
                                     ------------
Commander                                               DCMO San Diego                                                     S0514A
Space and Naval Warfare Systems Command                 7675 Dagget Street                                               -----------
4301 Pacific Highway                                    Suite 200
San Diego, CA 92110-3127                                San Diego, CA 92111
ATTN:  Mr. Sal Cianci                                   ATTN:  Mr. David Miller
       619-524-7154 phone                                     858-495-7498
cianci@spawar.navy.mil
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7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, country, state and         8. DELIVERY
ZIP Code)                                                                        [ ] FOB ORIGIN     [X] OTHER (see below)
                                                                                 ---------------------------------------------------
ViaSat, Inc.                                                                     9. DISCOUNT FOR PROMPT PAYMENT
6155 El Camino Real
Carlsbad, CA 92009                                                                  NONE
ATTN: Mr. Jim Keller                                                             ---------------------------------------------------
      760-438-2566                                                               10. SUBMIT INVOICES (4 copies          ITEM
                                                                                 unless otherwise specified)            See
                                                                                                                        Section
---------------------------------------------------------------------------------                                       G
CODE 47358                              FACILITY CODE                            TO THE ADDRESS SHOWN IN:
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11. SHIP TO/MARK FOR                CODE                     12. PAYMENT WILL BE MADE BY                   CODE        HQ0339
                                         -------------       DFAS-Columbus Center                                 ------------------
                                                             DFAS-CO/West Entitlement Operations
TO BE SPECIFIED WITHIN EACH INDIVIDUAL DELIVERY              P.O. Box 182381
ORDER                                                        Columbus, OH 43218-2381
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13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN             14. ACCOUNTING AND APPROPRIATION DATA
COMPETITION:
[X] 10 U.S.C. 2304(c)(1)    [ ] 41 U.S.C. 253(c)( )          TO BE SPECIFIED WITHIN EACH INDIVIDUAL DELIVERY ORDER
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15A. ITEM NO.        15B. SUPPLIES/SERVICES         15C. QUANTITY          15D. UNIT          15E. UNIT PRICE          15F. AMOUNT
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                     See Section B





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                                                    15G. TOTAL AMOUNT OF CONTRACT                   ----                 $23,446,622
                                                                                                                      Not-To-Exceed
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                                                     16. TABLE OF CONTENTS
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(X)  SEC.    DESCRIPTION                           PAGE(S)           (X)  SEC.            DESCRIPTION                   PAGE(S)
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             PART I -- THE SCHEDULE                                             PART II -- CONTRACT CLAUSES
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X     A      SOLICITATION/CONTRACT FORM              --               X    I       CONTRACT CLAUSES                       --
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X     B      SUPPLIES OR SERVICES & PRICES/COSTS     --               PART III -- LIST OF DOCUMENTS, EXHIBITS & OTHER ATTACHMENTS
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X     C      DESCRIPTION/SPECS/WORK STATEMENT        --               X    J      LIST OF ATTACHMENTS                     --
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X     D      PACKAGING AND MARKING                   --                         PART IV -- REPRESENTATIONS AND INSTRUCTIONS
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X     E      INSPECTION AND ACCEPTANCE               --                    K      REPRESENTATIONS, CERTIFICATIONS AND
                                                                                  OTHER STATEMENTS OF OFFERORS
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X     F      DELIVERIES OR PERFORMANCE               --
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X     G      CONTRACT ADMINISTRATION DATA            --                    L      INSTRS., CONDS. & NOTICES TO OFFERORS
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X     H      SPECIAL CONTRACT REQUIREMENTS           --                    M      EVALUATION FACTORS FOR AWARD
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                               CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
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17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is           18. [ ] AWARD (Contractor is not required to sign this document.)
required to sign this document and return 2 copies to              Your offer on Solicitation No. N00244- --  , including the
issuing office.) Contractor agrees to furnish and deliver          additions or changes made by you which additions or changes are
all items or perform all the services set forth or otherwise       set forth in full above, is hereby accepted as to items listed
identified above and on any continuation sheets for the            above and on any continuation sheets. This award consummates the
consideration stated herein. The rights and obligations of         contract which consists of the following documents: (a) the
the parties to this contract shall be subject to and               Government's solicitation and your offer, and (b) this award/
governed by the following documents; (a) this award/contract,      contract. No further contractual document is necessary.
(b) the solicitation, if any, and (c) such provisions,
representations certifications, and specifications, as are
attached or incorporated by reference herein. (Attachments are listed herein.)
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19A. NAME AND TITLE OF SIGNER (Type or print)                      20A. NAME OF CONTRACTING OFFICER
WILLIAM H. JENSEN, DIRECTOR OF BUSINESS ??                         Frederick D. Renz
                                                                   Space and Naval Warfare Systems Command
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19B. NAME OF CONTRACTOR          19C. DATE SIGNED                  20B. UNITED STATES OF AMERICA           20C. DATE SIGNED

BY /s/ WILLIAM H. JENSEN         20 JAN 2000                       BY /s/ FREDERICK D. RENZ                20 JAN 2000
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  (Signature of person                                               (Signature of Contracting Officer)
  authorized to sign)
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NSN 7540-01-152-8069                                           26-107                        STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE                                                                    FAR (48 CFR) 53.214(a)
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LIST OF SECTIONS                                                N00039-00-D-2101


Section B  Supplies or Services and Prices/Costs, 34 pages

Section C  Description/Specifications/Work Statements, 22 pages

Section D  Packaging and Marking, 7 pages

Section E  Inspection and Acceptance, 5 pages

Section F  Deliveries or Performance, 5 pages

Section G  Contract Administration Date, 9 pages

Section H  Special Contract Requirements, 61 pages

Section I  Contract Clauses, 29 pages

Section J  List of Attachments and Exhibits, 2 pages